MONTHLY SERVICER'S CERTIFICATE
                          CARMAX BUSINESS SERVICES, INC

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2005-1
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  Collection Period                                                                                     07/01/05-07/31/05
  Determination Date                                                                                           08/09/2005
  Distribution Date                                                                                            08/15/2005


  Pool Balance
  ------------

    1 .Pool Balance on the close of the last day of the preceding
       Collection Period                                                                            $      559,872,565.88

    2 .Collections allocable to Principal                                                           $       18,767,857.42

    3 .Purchase Amount allocable to Principal                                                       $                0.00

    4 .Defaulted Receivables                                                                        $          206,319.99

                                                                                                       -------------------
    5 .Pool Balance on the close of the last day of the related Collection Period                   $      540,898,388.47
       (Ln1 - Ln2 - Ln3 - Ln4)

    6 .Initial Pool Balance                                                                         $      617,000,014.58

                                                                                 Beginning                    End
    7 .Note Balances                                                             of Period                 of Period
                                                                          ------------------------------------------------
       a. Class A-1 Note Balance                                          $      40,641,364.26     $        20,065,024.90
       b. Class A-2 Note Balance                                          $     204,000,000.00     $       204,000,000.00
       c. Class A-3 Note Balance                                          $     167,000,000.00     $       167,000,000.00
       d. Class A-4 Note Balance                                          $     101,352,000.00     $       101,352,000.00
       e. Class B Note Balance                                            $      20,053,000.00     $        20,053,000.00
       f. Class C Note Balance                                            $      21,595,000.00     $        21,595,000.00
                                                                              -----------------        -------------------
       g. Note Balance (sum a - f)                                        $     554,641,364.26     $       534,065,024.90

    8 .Pool Factors

       a. Class A-1 Note Pool Factor                                                 0.3945764                  0.1948061
       b. Class A-2 Note Pool Factor                                                 1.0000000                  1.0000000
       c. Class A-3 Note Pool Factor                                                 1.0000000                  1.0000000
       d. Class A-4 Note Pool Factor                                                 1.0000000                  1.0000000
       e. Class B Note Pool Factor                                                   1.0000000                  1.0000000
       f. Class C Note Pool Factor                                                   1.0000000                  1.0000000
                                                                              -----------------        -------------------
       g. Note Pool Factor                                                           0.8989325                  0.8655835

    9 .Overcollateralization Target Amount                                                          $        8,113,475.83

   10 .Current overcollateralization amount (Pool Balance - Note Balance)                           $        6,833,363.57

   11 .Weighted Average Coupon                                                                      %               8.49%

   12 .Weighted Average Original Term                                                              months           60.62

   13 .Weighted Average Remaining Term                                                             months           53.17


  Collections
  -----------

   14 .Finance Charges:

       a. Collections allocable to Finance Charge                                                   $        4,077,206.16
       b. Liquidation Proceeds allocable to Finance Charge                                          $                0.00
       c. Purchase Amount allocable to Finance Charge                                               $                0.00
                                                                                                       -------------------
       d. Available Finance Charge Collections (sum a - c)                                          $        4,077,206.16

   15 .Principal:
       a. Collections allocable to Principal                                                        $       18,767,857.42
       b. Liquidation Proceeds allocable to Principal                                               $            3,038.95
       c. Purchase Amount allocable to Principal                                                    $                0.00
                                                                                                       -------------------
       d. Available Principal Collections (sum a - c)                                               $       18,770,896.37

   16 .Total Finance Charge and Principal Collections (14d + 15d)                                   $       22,848,102.53

   17 .Interest Income from Collection Account                                                      $           52,540.79

   18 .Simple Interest Advances                                                                     $                0.00

                                                                                                       -------------------
   19 .Available Collections (Ln16 + Ln17 + Ln18)                                                   $       22,900,643.32

  Available Funds
  ---------------

   20 .Available Collections                                                                        $       22,900,643.32

   21 .Reserve Account Draw Amount                                                                  $                0.00
                                                                                                       -------------------
   22 .Available Funds                                                                              $       22,900,643.32

  Application of Available Funds
  ------------------------------

   23 .Total Servicing Fee
       a. Monthly Servicing Fee                                                                     $          466,560.47
       b. Amount Unpaid from Prior Months                                                           $                0.00
       c. Amount Paid                                                                               $          466,560.47
                                                                                                       -------------------
       d. Shortfall Amount (a + b - c)                                                              $                0.00

   24 .Unreimbursed Servicer Advances                                                               $                0.00

   25 .Class A Noteholder Interest Amounts
       a. Class A-1 Monthly Interest                                                                $          109,875.73
       b. Additional Note Interest related to Class A-1 Monthly Interest                            $                0.00
       c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest            $                0.00
                                                                                                       -------------------
       d. Total Class A-1 Note Interest (sum a - c)                                                 $          109,875.73

       e. Class A-2 Monthly Interest                                                                $          642,600.00
       f. Additional Note Interest related to Class A-2 Monthly Interest                            $                0.00
       g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest            $                0.00
                                                                                                       -------------------
       h. Total Class A-2 Note Interest (sum e-g)                                                   $          642,600.00

       i. Class A-3 Monthly Interest                                                                $          574,758.33
       j. Additional Note Interest related to Class A-3 Monthly Interest                            $                0.00
       k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest            $                0.00
                                                                                                       -------------------
       l. Total Class A-3 Note Interest (sum i-k)                                                   $          574,758.33

       m. Class A-4 Monthly Interest                                                                $          367,401.00
       n. Additional Note Interest related to Class A-4 Monthly Interest                            $                0.00
       o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest            $                0.00
                                                                                                       -------------------
       p. Total Class A-4 Note Interest (sum m-o)                                                   $          367,401.00

   26 .Priority Principal Distributable Amount                                                      $                0.00




   27 .Class B Noteholder Interest Amount
       a. Class B Monthly Interest                                                                  $           76,368.51
       b. Additional Note Interest related to Class B Monthly Interest                              $                0.00
       c. Interest Due on Additional Note Interest related to Class B Monthly Interest              $                0.00
                                                                                                       -------------------
       d. Total Class B Note Interest (sum a-c)                                                     $           76,368.51

   28 .Secondary Principal Distributable Amount                                                     $                0.00

   29 .Class C Noteholder Interest Amount
       a. Class C Monthly Interest                                                                  $           86,739.92
       b. Additional Note Interest related to Class C Monthly Interest                              $                0.00
       c. Interest Due on Additional Note Interest related to Class C Monthly Interest              $                0.00
                                                                                                       -------------------
       d. Total Class C Note Interest (sum a-c)                                                     $           86,739.92

   30 .Required Payment Amount (Ln 23 + (sum of Ln 25 - Ln 29))                                     $        2,324,303.96

   31 .Secondary Reserve Account Deficiency                                                         $                0.00

   32 .Reserve Account Deficiency                                                                   $                0.00

   33 .Regular Principal Distributable Amount                                                       $       21,856,451.62

   34 .Successor Servicer Transition Costs and Additional Servicing Fee, if any                     $                0.00

  Application of Secondary Reserve Account Draw Amount
  ----------------------------------------------------

   35 .Secondary Reserve Account Draw Amount                                                        $                0.00

   36 .Unpaid Class A Noteholder Interest Amounts
       a. Total Class A-1 Interest not paid in full through application of Available Funds          $                0.00
       b. Total Class A-2 Interest not paid in full through application of Available Funds          $                0.00
       c. Total Class A-3 Interest not paid in full through application of Available Funds          $                0.00
       d. Total Class A-4 Interest not paid in full through application of Available Funds          $                0.00

   37 .If Class Final Distribution Date for any Class of Class A Notes,
          amount necessary to reduce principal of that Class to zero                                $                0.00

   38 .Total Class B Note Interest not paid in full through application of Available Funds          $                0.00

   39 .If Class Final Distribution Date for Class B Notes,
          amount necessary to reduce principal of Class B Notes to zero                             $                0.00

   40 .Total Class C Note Interest not paid in full through application of Available Funds          $                0.00

   41 .If Class Final Distribution Date for Class C Notes,
          amount necessary to reduce principal of Class C Notes to zero                             $                0.00

   42 .Secondary Payment Amount (Sum of Ln35 - Ln41)                                                $                0.00

  Collection Account Activity
  ---------------------------

   43 .Deposits
       a. Total Daily Deposits of Finance Charge Collections                                        $        4,077,206.16
       b. Total Daily Deposits of Principal Collections                                             $       18,770,896.37
       c. Withdrawal from Reserve Account                                                           $                0.00
       d. Withdrawal from Secondary Reserve Account                                                 $                0.00
       e. Interest Income                                                                           $           52,540.79
                                                                                                       -------------------
       f. Total Deposits to Collection Account (sum a - e)                                          $       22,900,643.32

   44 .Withdrawals
       a. Servicing Fee and Unreimbursed Servicer Advances                                          $          466,560.47
       b. Deposit to Note Payment Account for Monthly Note Interest/Principal                       $       22,434,082.85
       c. Deposit to Reserve Account                                                                $                0.00
       d. Deposit to Secondary Reserve Account                                                      $                0.00
       e. Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)    $                0.00
                                                                                                       -------------------
       f. Total Withdrawals from Collection Account(sum a - e)                                      $       22,900,643.32





  Note Payment Account Activity
  -----------------------------

   45 .Deposits
       a. Class A-1 Interest Distribution                                                           $          109,875.73
       b. Class A-2 Interest Distribution                                                           $          642,600.00
       c. Class A-3 Interest Distribution                                                           $          574,758.33
       d. Class A-4 Interest Distribution                                                           $          367,401.00
       e. Class B Interest Distribution                                                             $           76,368.51
       f. Class C Interest Distribution                                                             $           86,739.92

       g. Class A-1 Principal Distribution                                                          $       20,576,339.36
       h. Class A-2 Principal Distribution                                                          $                0.00
       i. Class A-3 Principal Distribution                                                          $                0.00
       j. Class A-4 Principal Distribution                                                          $                0.00
       k. Class B Principal Distribution                                                            $                0.00
       l. Class C Principal Distribution                                                            $                0.00
                                                                                                       -------------------
       m. Total Deposits to Note Payment Account (sum a - l)                                        $       22,434,082.85

   46 .Withdrawals
       a. Class A-1 Distribution                                                                    $       20,686,215.09
       b. Class A-2 Distribution                                                                    $          642,600.00
       c. Class A-3 Distribution                                                                    $          574,758.33
       d. Class A-4 Distribution                                                                    $          367,401.00
       e. Class B Distribution                                                                      $           76,368.51
       f. Class C Distribution                                                                      $           86,739.92
                                                                                                       -------------------
       g. Total Withdrawals from Note Payment Account (sum a - f)                                   $       22,434,082.85

  Certificate Payment Account Activity
  ------------------------------------

   47 .Deposits
       a. Excess Funds                                                                              $                0.00
       b. Reserve Account surplus                                                                   $            8,007.51
       c. Secondary Reserve Account surplus                                                         $                0.00
                                                                                                       -------------------
       d. Total Deposits to Certificate Payment Account (sum a - c)                                 $            8,007.51

   48 .Withdrawals
       a. Certificateholder Distribution                                                            $            8,007.51
                                                                                                       -------------------
       b. Total Withdrawals from Certificate Payment Account                                        $            8,007.51

  Required Reserve Account Amount
  -------------------------------

   49 .Lesser of: (a or b)
       a. $3,085,000.00                                                                             $        3,085,000.00
       b. Note Balance                                                                              $      534,065,024.90

   50 .Required Reserve Account Amount                                                              $        3,085,000.00

  Reserve Account Reconciliation
  ------------------------------

   51 .Beginning Balance (as of end of preceding Distribution Date)                                 $        3,085,000.00
   52 .Investment Earnings                                                                          $            8,007.51
   53 .Reserve Account Draw Amount                                                                  $                0.00
                                                                                                       -------------------
   54 .Reserve Account Amount (Ln 51 + Ln52 - Ln53)                                                 $        3,093,007.51
   55 .Deposit from Available Funds (Ln 44c)                                                        $                0.00
   56 .Deposit from Secondary Reserve Account (Ln 68)                                               $                0.00
   57 .Payment to Certificateholder if Reserve Account Balance exceeds Required
          Reserve Account Amount                                                                    $            8,007.51
   58 .Ending Balance (Ln54 + Ln55 + Ln56 - Ln57)                                                   $        3,085,000.00
   59 .Reserve Account Deficiency (Ln50 - Ln58)                                                     $                0.00

  Required Secondary Reserve Account Amount
  -----------------------------------------

   60 .Required Secondary Reserve Account Funding Event has occurred and is continuing (YES /  NO)?                    NO

      If a Secondary Reserve Account Funding Event has occurred and is continuing, the Required Secondary Reserve Account Amount is equal to the lesser of: (Ln 61(a) or Ln61(b))

   61 .Lesser of: (a or b)
       a. $1,542,500.00                                                                             $                 n/a
       b. Note Balance - Reserve Account Amount                                                     $                 n/a

   62 .Required Secondary Reserve Account Amount                                                    $                0.00





  Secondary Reserve Account Reconciliation
  ----------------------------------------

   63 .Beginning Balance (as of end of preceding Distribution Date)                                 $                0.00
   64 .Investment Earnings                                                                          $                0.00
   65 .Secondary Reserve Account Draw Amount                                                        $                0.00
                                                                                                       -------------------
   66 .Secondary Reserve Account Amount (Ln 63 + Ln64 - Ln67)                                       $                0.00
   67 .Deposit from Available Funds (Ln 44d)                                                        $                0.00
   68 .Payment to Reserve Account if Secondary Reserve Account Balance exceeds Required
          Secondary Reserve Account Amount and Reserve Account Deficiency not funded in
          full through application of Available Funds                                               $                0.00
   69 .Payment to Certificateholder if Secondary Reserve Account Balance exceeds
          Required Secondary Reserve Account Amount and no unfunded Reserve Account Deficiency      $                0.00
   70 .Ending Balance (Ln66 + Ln67 - Ln68 - Ln69)                                                   $                0.00
   71 .Secondary Reserve Account Deficiency (Ln62 - Ln70)                                           $                0.00


  Instructions to the Trustee
  ---------------------------

   72 .Amount to be deposited from the Reserve Account into the Collection Account                  $                0.00
   73 .Amount to be deposited from the Secondary Reserve Account into the Collection Account        $                0.00
   74 .Amount to be paid to Servicer from the Collection Account                                    $          466,560.47
   75 .Amount to be deposited from the Collection Account into the Note Payment Account             $       22,434,082.85
   76 .Amount to be deposited from the Collection Account into the Certificate Payment Account      $                0.00
   77 .Amount to be deposited from the Collection Account into the Reserve Account                  $                0.00
   78 .Amount to be deposited from the Secondary Reserve Account into the Reserve Account if        $                0.00
          Secondary Reserve Account Balance exceeds Required Secondary Reserve Account
          Amount and Reserve Account Deficiency not funded in full through application of
          Available Funds                                                                           $                0.00
   79 .Amount to be deposited from the Collection Account into the Secondary Reserve Account        $                0.00
   80 .Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds
          Required Reserve Account Amount                                                           $            8,007.51
   81 .Amount to be deposited from the Secondary Reserve Account into the Certificate
          Payment Account for payment to the Certificateholder if Secondary Reserve
          Account Balance exceeds Required Secondary Reserve Account Amount and
          no unfunded Reserve Account Deficiency                                                    $                0.00
   82 .Amount to be paid to Class A-1 Noteholders from the Note Payment Account                     $       20,686,215.09
   83 .Amount to be paid to Class A-2 Noteholders from the Note Payment Account                     $          642,600.00
   84 .Amount to be paid to Class A-3 Noteholders from the Note Payment Account                     $          574,758.33
   85 .Amount to be paid to Class A-4 Noteholders from the Note Payment Account                     $          367,401.00
   86 .Amount to be paid to Class B Noteholders from the Note Payment Account                       $           76,368.51
   87 .Amount to be paid to Class C Noteholders from the Note Payment Account                       $           86,739.92
   88 .Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess Collections, Reserve Account surplus, and Secondary
          Reserve Account surplus                                                                   $            8,007.51

  Net Loss and Delinquency Activity
  ---------------------------------

   89 .Net Losses with respect to preceding Collection Period                                       $          203,281.04

   90 .Cumulative Net Losses                                                                        $          247,011.20

   91 .Cumulative Net Loss Percentage                                                                       0.0400%

   92 .Delinquency Analysis                                                      Number of                 Principal
                                                                                   Loans                    Balance
                                                                          ------------------------------------------------
       a. 31 to 60 days past due                                                    297             $        3,577,816.02
       b. 61 to 90 days past due                                                     85             $          933,269.64
       c. 91 or more days past due                                                   39             $          391,774.68
                                                                          ------------------------------------------------
       d. Total (sum a - c)                                                         421                      4,902,860.34



  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on August 09, 2005.

  CARMAX BUSINESS SERVICES, INC
  ========================================================================
  As Servicer

  By:         /s/ Keith D. Browning
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  Name:         Keith D. Browning
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  Title:  Executive Vice President and Chief Financial Officer
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